SUPPLEMENT DATED May 18, 2005
TO
PROSPECTUS DATED MAY 1, 2005

WEALTHQUEST III VARIABLE UNIVERSAL LIFE INDIVIDUAL
FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT, ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference. Effective May 18, 2005 your prospectus is amended as follows:

• Delete the paragraph entitled “Monthly Expense Fee” at page 34 and substitute the following language:

“ •Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guaranteed Coverage Benefit period, and number of Contract Years the Contract has been in force. The monthly expense fee is determined when the Contract is issued. Currently, we do not assess a monthly expense fee after five Contract Years unless you have selected the lifetime Guaranteed Coverage Benefit period. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this prospectus and the “Monthly Expense Fee” in the Fee Table entitled “Periodic Charges Other Than Portfolio Operating Expenses” in this prospectus.)";

•In the section entitled "Hypothetical Illustrations":

At page 55 the net annual return percentages of –1.84%, 4.86% and 8.86% for 0% Gross Annual Return, 6% Gross Annual Return and 10% Gross Annual Return respectively, are changed to -1.84% Net, 4.14% Net and 8.14%;
At page 56 the net annual return percentages of –1.85%, 4.15% and 8.15% for 0% Gross Annual Return, 6% Gross Annual Return and 10% Gross Annual Return respectively, are changed to -1.84% Net, 4.14% Net and 8.14%;
At page 57 the net annual return percentages of –1.84%, 4.86% and 8.86% for 0% Gross Annual Return, 6% Gross Annual Return and 10% Gross Annual Return respectively, are changed to -1.84% Net, 4.14% Net and 8.14%;
At page 58 the net annual return percentages of –1.85%, 4.15% and 8.15% for 0% Gross Annual Return, 6% Gross Annual Return and 10% Gross Annual Return respectively, are changed to -1.84% Net, 4.14% Net and 8.14%;
At page 62 the net annual return percentages of –1.84%, 4.86% and 8.86% for 0% Gross Annual Return, 6% Gross Annual Return and 10% Gross Annual Return respectively, are changed to -1.84% Net, 4.14% Net and 8.14%;
At page 63 the net annual return percentages of –1.84%, 4.86% and 8.86% for 0% Gross Annual Return, 6% Gross Annual Return and 10% Gross Annual Return respectively, are changed to -1.84% Net, 4.14% Net and 8.14%;
At page 64 the net annual return percentages of –1.84%, 4.86% and 8.86% for 0% Gross Annual Return, 6% Gross Annual Return and 10% Gross Annual Return respectively, are changed to -1.84% Net, 4.14% Net and 8.14%;
At page 65 the net annual return percentages of –1.84%, 4.86% and 8.86% for 0% Gross Annual Return, 6% Gross Annual Return and 10% Gross Annual Return respectively, are changed to -1.84% Net, 4.14% Net and 8.14%.